Note 6 - Prepaid Expenses and Other Current Assets (Detail) - The Company’s prepaid expenses and other current assets consisted of the following: (EUR €) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
VAT receivables	€ 174	€ 111
Tax receivables	645	23
Other prepaid expenses and current assets	609	354
Total prepaid expenses and current assets	€ 1,428	€ 488